RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

Chicago, November 5, 2013 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the third quarter of 2013.

Third-quarter 2013 highlights:

▶	Net sales of $2.6 billion grew 4.2% from the third quarter of 2012; organic revenue growth of 2.2% in the quarter

▶	GAAP net earnings attributable to common shareholders of $14.7 million, or $0.08 per diluted share

▶	Non-GAAP net earnings attributable to common shareholders of $69.3 million, or $0.38 per diluted share

▶	Non-GAAP adjusted EBITDA of $280.1 million, or 10.7% of net sales
▶	Free cash flow of $193.9 million exceeded the third quarter of 2012 by $100.6 million; on a year-to-date basis, free cash flow was better than last year by $158 million

▶	Company updates revenue, margin and other guidance for full-year 2013; re-affirms free cash flow guidance

“As we communicated in our October 24th announcement, we are very pleased with our third-quarter performance.  We have shown steady improvement over the past four quarters in our top-line performance, reflecting positive trends in a number of our offerings,” said Thomas J. Quinlan III, R.R. Donnelley’s President and Chief Executive Officer.  “In addition, our free cash flow remained strong in the quarter, improving $101 million from the third quarter of 2012, contributing to a year-to-date free cash flow that exceeded the prior year by $158 million.  Our third-quarter cash flow performance was in line with our expectations, and we are reiterating our full-year guidance in the range of $400 million to $500 million.  This level of cash flow provides us the ability to migrate toward our targeted gross leverage range of 2.25x to 2.75x on a long-term sustainable basis.”  Quinlan continued, “We look forward to completing the acquisition of Consolidated Graphics, expected in the first quarter of 2014.”

Net sales in the quarter were $2.6 billion, up $106.1 million, or 4.2%, from the third quarter of 2012.  After adjusting for the impact of acquisitions, changes in foreign exchange rates, pass-through paper sales and the 2012 rebate adjustment, organic sales grew by 2.2% from the third quarter of 2012, driven by volume growth in many offerings, a timing shift of a project in Latin America and an increase in pass-through postage revenue.

GAAP Earnings

Third-quarter 2013 net earnings attributable to common shareholders were $14.7 million, or $0.08 per diluted share, compared to net earnings attributable to common shareholders of $71.4 million, or $0.39 per diluted share, in the third quarter of 2012.  Third-quarter net earnings attributable to common shareholders included pre-tax charges and expenses, detailed in the attached schedules, of $85.5 million and $15.2 million in 2013 and 2012, respectively, as well as an $11.0 million income tax adjustment in 2012, all of which were excluded from the presentation of non-GAAP net earnings attributable to common shareholders.  Additional details regarding the amount and nature of these and other items are included in the attached schedules.

Non-GAAP Earnings

Third-quarter 2013 non-GAAP adjusted EBITDA was $280.1 million or 10.7% of net sales.  Compared to the third quarter of 2012, non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin were lower by $40.8 million and 210 basis points, respectively.  The unfavorable variances were primarily due to the impact of non-comparable items totaling approximately $59 million, which included higher variable compensation expense, lower pension and other postretirement benefits income, and higher workers compensation expense and LIFO inventory provisions in 2013, as well as the office products rebate adjustment in 2012.

Non-GAAP net earnings attributable to common shareholders totaled $69.3 million, or $0.38 per diluted share, in the third quarter of 2013 compared to $92.9 million, or $0.51 per diluted share, in the third quarter of 2012.  Third-quarter non-GAAP net earnings attributable to common shareholders exclude pre-tax charges and expenses of $85.5 million and $15.2 million in 2013 and 2012, respectively, as well as, in 2012, an $11.0 million income tax

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

adjustment.  A reconciliation of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders is presented in the attached schedules.

Outlook

The Company has updated its full-year 2013 guidance, most notably with respect to revenue and non-GAAP adjusted EBITDA margin.  While expectations for EBITDA in absolute dollars have not changed since the Company first provided 2013 guidance back in February, growth in pass-through postage revenue has exceeded expectations and is the primary driver of the increase in the range for full-year revenue guidance.  The pass-through nature of this revenue has the effect of reducing non-GAAP adjusted EBITDA margin, and is reflected in the Company’s updated guidance, as set forth below:

	Guidance	Previous Guidance
Revenue	$10.35 to $10.45 billion	$10.1 to $10.3 billion
Non-GAAP adjusted EBITDA margin	11.0% to 11.2%	11.2% to 11.4%
Depreciation and amortization	$435 to $440 million	$450 to $460 million
Interest expense	Approximately $260 million	$250 to $255 million
Non-GAAP effective tax rate	33% to 35%	33% to 35%
Diluted share count	183 to 185 million	183 to 185 million
Capital expenditures	$200 to $225 million	$200 to $225 million
Free cash flow	$400 to $500 million	$400 to $500 million

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its third-quarter results today, Tuesday, November 5, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time).  The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com.  Individuals wishing to participate must register in advance at http://www.meetme.net/rrd.   After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference.  A webcast replay will be archived on the Company’s web site for 30 days after the call.  In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 9850121#.

About RR Donnelley

RR Donnelley (NASDAQ: RRD) is a global provider of integrated communications.  The Company works collaboratively with more than 60,000 customers worldwide to develop custom communications solutions that reduce costs, drive top-line growth, enhance ROI and increase compliance.  Drawing on a range of proprietary and commercially available digital and conventional technologies deployed across four continents, the Company employs a suite of leading Internet-based capabilities and other resources to provide premedia, printing, logistics and business process outsourcing services to clients in virtually every private and public sector.

For more information, and for RR Donnelley's Corporate Social Responsibility Report, visit the company's web site at http://www.rrdonnelley.com.

Contact Information

Media:	Investors:
Phyllis Burgee	Dave Gardella
Director, Communications	SVP, Investor Relations
630.322.6093	312.326.8155
phyllis.burgee@rrd.com	david.a.gardella@rrd.com

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

Use of non-GAAP Information

This news release contains certain non-GAAP measures.  The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators.  These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995.  Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.  All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.  The Company does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.  The factors that could cause material differences in the expected results of RR Donnelley include, without limitation, the following:  the successful execution and integration of acquisitions and the performance of the Company’s businesses following acquisitions; the ability to implement comprehensive plans for the integration of sales forces, cost containment, asset rationalization and other key strategies; competitive pressures in all markets in which the Company operates; the volatility and disruption of the capital and credit markets, and adverse changes in the global economy; the Company’s ability to access debt and the capital markets and the reliability of the participants to the Company’s lending and insurance agreements; factors that affect customer demand, including changes in postal rates and postal regulations, changes in the capital markets, changes in advertising markets, the rate of migration from paper-based forms to digital format, customers’ budgetary constraints and customers’ changes in short-range and long-range plans; customers’ financial strength; shortages or changes in availability, or increases in costs of, key materials (such as ink, paper and fuel); and other risks and uncertainties described in RR Donnelley’s periodic filings with the Securities and Exchange Commission (SEC).  Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s filings with the SEC.

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of September 30, 2013 and December 31, 2012

(UNAUDITED)

(in millions, except per share data)

	September 30, 2013	December 31, 2012
Assets
Cash and cash equivalents	$462.8	$430.7
Receivables, less allowances for doubtful accounts	1,916.1	1,878.8
Inventories	538.6	510.2
Prepaid expenses and other current assets	141.1	157.7
Total Current Assets	3,058.6	2,977.4
Property, plant and equipment—net	1,450.9	1,616.6
Goodwill	1,435.0	1,436.4
Other intangible assets—net	335.0	382.9
Deferred income taxes	449.4	445.1
Other noncurrent assets	373.1	404.3
Total Assets	$7,102.0	$7,262.7

Liabilities
Accounts payable	$1,100.3	$1,210.3
Accrued liabilities	780.8	825.2
Short-term and current portion of long-term debt	275.9	18.4
Total Current Liabilities	2,157.0	2,053.9
Long-term debt	3,240.1	3,420.2
Pension liabilities	1,087.7	1,150.5
Other postretirement benefits plan liabilities	242.3	241.7
Other noncurrent liabilities	338.5	327.7
Total Liabilities	7,065.6	7,194.0

Equity
Common stock, $1.25 par value	303.7	303.7
Authorized shares: 500.0
Issued shares: 243.0 in 2013 and 2012
Additional paid-in capital	2,797.8	2,839.4
Accumulated deficit	(530.2)	(496.1)
Accumulated other comprehensive loss	(1,039.3)	(1,029.2)
Treasury stock, at cost, 61.2 shares in 2013 (2012—62.6 shares)	(1,513.1)	(1,565.0)
Total RR Donnelley shareholders’ equity	18.9	52.8
Noncontrolling interests	17.5	15.9
Total Equity	36.4	68.7
Total Liabilities and Equity	$7,102.0	$7,262.7

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Nine Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30,						For the Nine Months Ended September 30,
	2013 GAAP	ADJUSTMENTS TO NON-GAAP	2013 NON-GAAP	2012 GAAP	ADJUSTMENTS TO NON-GAAP	2012 NON-GAAP	2013 GAAP	ADJUSTMENTS TO NON-GAAP	2013 NON-GAAP	2012 GAAP	ADJUSTMENTS TO NON-GAAP	2012 NON-GAAP
Products net sales	$2,178.3	$—	$2,178.3	$2,171.2	$—	$2,171.2	$6,443.0	$—	$6,443.0	$6,557.4	$—	$6,557.4
Services net sales	436.6	—	436.6	337.6	—	337.6	1,282.0	—	1,282.0	1,004.9	—	1,004.9
Total net sales	2,614.9	—	2,614.9	2,508.8	—	2,508.8	7,725.0	—	7,725.0	7,562.3	—	7,562.3

Products cost of sales (1)	1,709.7	—	1,709.7	1,691.9	—	1,691.9	5,019.7	—	5,019.7	5,084.4	—	5,084.4
Services cost of sales (1)	334.8	—	334.8	243.9	—	243.9	978.4	—	978.4	730.3	—	730.3
Total cost of sales (1)	2,044.5	—	2,044.5	1,935.8	—	1,935.8	5,998.1	—	5,998.1	5,814.7	—	5,814.7

Products gross profit (1)	468.6	—	468.6	479.3	—	479.3	1,423.3	—	1,423.3	1,473.0	—	1,473.0
Services gross profit (1)	101.8	—	101.8	93.7	—	93.7	303.6	—	303.6	274.6	—	274.6
Total gross profit (1)	570.4	—	570.4	573.0	—	573.0	1,726.9	—	1,726.9	1,747.6	—	1,747.6

Selling, general and administrative expenses (SG&A) (1)	291.4	(1.1)	290.3	253.4	(1.3)	252.1	867.8	(2.2)	865.6	812.8	(2.1)	810.7
Restructuring, impairment and other charges—net	38.1	(38.1)	—	13.9	(13.9)	—	80.6	(80.6)	—	97.9	(97.9)	—
Depreciation and amortization	106.3	—	106.3	119.0	—	119.0	330.9	—	330.9	364.9	—	364.9
Income from operations	134.6	39.2	173.8	186.7	15.2	201.9	447.6	82.8	530.4	472.0	100.0	572.0

Interest expense—net	65.6	—	65.6	63.7	—	63.7	193.9	—	193.9	188.0	—	188.0
Investment and other expense (income)—net	(0.3)	—	(0.3)	(0.4)	—	(0.4)	9.2	(8.7)	0.5	3.2	(4.1)	(0.9)
Loss on debt extinguishment	46.3	(46.3)	—	—	—	—	81.9	(81.9)	—	12.1	(12.1)	—
Earnings before income taxes	23.0	85.5	108.5	123.4	15.2	138.6	162.6	173.4	336.0	268.7	116.2	384.9

Income tax expense	5.0	30.9	35.9	52.2	(6.3)	45.9	52.8	59.7	112.5	70.6	53.6	124.2
Net earnings	18.0	54.6	72.6	71.2	21.5	92.7	109.8	113.7	223.5	198.1	62.6	260.7

Less: Income (loss) attributable to noncontrolling interests	3.3	—	3.3	(0.2)	—	(0.2)	2.6	1.0	3.6	0.5	—	0.5
Net earnings attributable to RR Donnelley common shareholders	$14.7	$54.6	$69.3	$71.4	$21.5	$92.9	$107.2	$112.7	$219.9	$197.6	$62.6	$260.2

Net earnings per share attributable to RR Donnelley common shareholders:
Basic net earnings per share	$0.08		$0.38	$0.39		$0.51	$0.59		$1.21	$1.10		$1.44
Diluted net earnings per share	$0.08		$0.38	$0.39		$0.51	$0.58		$1.20	$1.09		$1.43
Weighted average common shares outstanding:
Basic	182.3		182.3	180.8		180.8	181.8		181.8	180.3		180.3
Diluted	183.9		183.9	182.4		182.4	183.3		183.3	182.1		182.1
Additional information:
Gross margin (1)	21.8%		21.8%	22.8%		22.8%	22.4%		22.4%	23.1%		23.1%
SG&A as a % of total net sales (1)	11.1%		11.1%	10.1%		10.0%	11.2%		11.2%	10.7%		10.7%
Operating margin	5.1%		6.6%	7.4%		8.0%	5.8%		6.9%	6.2%		7.6%
Effective tax rate	21.7%		33.1%	42.3%		33.1%	32.5%		33.5%	26.3%		32.3%

(1)	Exclusive of depreciation and amortization

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30, 2013					For the Three Months Ended September 30, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$291.4	$134.6	5.1%	$14.7	$0.08	$253.4	$186.7	7.4%	$71.4	$0.39
Non-GAAP adjustments:
Restructuring charges—net (1)	—	25.5	1.0%	15.6	0.08	—	12.3	0.5%	8.2	0.04
Impairment charges—net (2)	—	7.9	0.3%	4.9	0.03	—	1.6	0.1%	1.1	0.01
Other charges (3)	—	4.7	0.2%	2.9	0.02	—	—	—	—	—
Acquisition-related expenses (4)	(1.1)	1.1	0.0%	1.1	0.01	(1.3)	1.3	0.0%	1.2	0.01
Loss on debt extinguishment (5)	—	—	—	30.1	0.16	—	—	—	—	—
Income tax adjustments (6)	—	—	—	—	—	—	—	—	11.0	0.06
Total Non-GAAP adjustments	(1.1)	39.2	1.5%	54.6	0.30	(1.3)	15.2	0.6%	21.5	0.12

Non-GAAP measures	$290.3	$173.8	6.6%	$69.3	$0.38	$252.1	$201.9	8.0%	$92.9	$0.51

(1)	Restructuring charges—net: Operating results for the three months ended September 30, 2013 and 2012 were affected by the following pre-tax restructuring charges:

	2013	2012
Employee termination costs (a)	$17.9	$7.5
Other restructuring charges (b)	7.6	4.8
Total restructuring charges - net	$25.5	$12.3

(a)

For the three months ended September 30, 2013 and 2012, employee termination costs resulted from one facility closure in each period within the U.S. Print and Related Services segment and the reorganization of certain operations.

(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations related to facility closures.

(2)	Impairment charges—net: Operating results for the three months ended September 30, 2013 and 2012 were affected by other long-lived asset impairment charges.

(3)	Other charges: Recognition of estimated charges related to the Company's decision to partially withdraw from certain multi-employer pension plans.

(4)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(5)

Loss on debt extinguishment: Pre-tax loss of $46.3 million ($30.1 million after-tax) was recognized for the three months ended September 30, 2013 related to the repurchase of $200.0 million of 7.25% senior notes due May 15, 2018, $100.0 million of 5.50% senior notes due May 15, 2015 and $100.0 million of 6.125% senior notes due January 15, 2017.

(6)	Income tax adjustments: Recognition of a provision related to certain foreign earnings no longer considered to be permanently reinvested.

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Nine Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions, except per share data)

	For the Nine Months Ended September 30, 2013					For the Nine Months Ended September 30, 2012
	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$867.8	$447.6	5.8%	$107.2	$0.58	$812.8	$472.0	6.2%	$197.6	$1.09
Non-GAAP adjustments:
Restructuring charges—net (1)	—	60.2	0.7%	38.5	0.20	—	78.7	1.0%	52.4	0.29
Impairment charges—net (2)	—	15.7	0.2%	10.1	0.06	—	19.2	0.3%	12.8	0.07
Other charges (3)	—	4.7	0.1%	2.9	0.02	—	—	—	—	—
Acquisition-related expenses (4)	(2.2)	2.2	0.1%	2.2	0.01	(2.1)	2.1	0.1%	2.0	0.01
Loss on investments (5)	—	—	—	3.6	0.03	—	—	—	2.6	0.01
Venezuela devaluation (6)	—	—	—	2.2	0.01	—	—	—	—	—
Loss on debt extinguishment (7)	—	—	—	53.2	0.29	—	—	—	7.9	0.04
Income tax adjustments (8)	—	—	—	—	—	—	—	—	(15.1)	(0.08)
Total Non-GAAP adjustments	(2.2)	82.8	1.1%	112.7	0.62	(2.1)	100.0	1.4%	62.6	0.34
Non-GAAP measures	$865.6	$530.4	6.9%	$219.9	$1.20	$810.7	$572.0	7.6%	$260.2	$1.43

(1)	Restructuring charges—net: Operating results for the nine months ended September 30, 2013 and 2012 were affected by the following pre-tax restructuring charges:

	2013	2012
Employee termination costs (a)	$34.0	$58.1
Other restructuring charges (b)	26.2	20.6
Total restructuring charges - net	$60.2	$78.7

(a)

For the nine months ended September 30, 2013, employee termination costs resulted from three manufacturing facility closures within the U.S. Print and Related Services segment and the reorganization of certain operations. For the nine months ended September 30, 2012, employee termination costs resulted from the reorganization of sales and administrative functions across all segments, five manufacturing facility closures within the U.S. Print and Related Services segment and one manufacturing facility closure within the International segment and the reorganization of certain operations.

(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations related to facility closures.

(2)	Impairment charges—net: Operating results for the nine months ended September 30, 2013 and 2012 were affected by other long-lived asset impairment charges.

(3)	Other charges: Recognition of estimated charges related to the Company's decision to partially withdraw from certain multi-employer pension plans.

(4)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(5)

Loss on investments: Pre-tax impairment losses on equity investments of $5.5 million ($3.6 million after-tax) and $4.1 million ($2.6 million after-tax) for the nine months ended September 30, 2013 and 2012, respectively.

(6)

Venezuela devaluation: Currency devaluation in Venezuela resulted in a pre-tax loss of $3.2 million ($3.2 million after-tax), of which $1.0 million was included in income attributable to noncontrolling interests.

(7)

Loss on debt extinguishment: Pre-tax loss of $81.9 million ($53.2 million after-tax) was recognized for the nine months ended September 30, 2013 related to the repurchase of $273.5 million of the 6.125% senior notes due January 15, 2017, $250.0 million of the 7.25% senior notes due May 15, 2018, $130.2 million of the 8.60% senior notes due August 15, 2016 and $100.0 million of the 5.50% senior notes due May 15, 2015. During the nine months ended September 30, 2012, a pre-tax loss of $12.1 million ($7.9 million after-tax) was recognized related to the repurchase of $341.8 million of 4.95% senior notes due April 1, 2014 and $100.0 million of 5.50% senior notes due May 15, 2015.

(8)

Income tax adjustments: Recognition of $26.1 million of previously unrecognized tax benefits due to the resolution of certain U.S. federal uncertain tax positions, partially offset by a provision of $11.0 million related to certain foreign earnings no longer considered to be permanently reinvested.

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the Three Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	U.S. Print and Related Services	International	Corporate	Consolidated
For the Three Months Ended September 30, 2013
Net sales	$1,910.0	$704.9	$—	$2,614.9
Operating expenses	1,765.9	659.7	54.7	2,480.3
Income (loss) from operations	144.1	45.2	(54.7)	134.6
Operating margin %	7.5%	6.4%	nm	5.1%

Non-GAAP Adjustments
Restructuring charges—net	20.5	4.6	0.4	25.5
Impairment charges—net	7.6	0.3	—	7.9
Other charges	4.7	—	—	4.7
Acquisition-related expenses	—	—	1.1	1.1
Total Non-GAAP adjustments	32.8	4.9	1.5	39.2

Non-GAAP income (loss) from operations	$176.9	$50.1	$(53.2)	$173.8
Non-GAAP operating margin %	9.3%	7.1%	nm	6.6%

Depreciation and amortization	$68.8	$25.2	$12.3	$106.3
Capital expenditures	29.0	11.7	14.6	55.3

For the Three Months Ended September 30, 2012
Net sales	$1,853.4	$655.4	$—	$2,508.8
Operating expenses	1,674.7	627.9	19.5	2,322.1
Income (loss) from operations	178.7	27.5	(19.5)	186.7
Operating margin %	9.6%	4.2%	nm	7.4%

Non-GAAP Adjustments
Restructuring charges—net	7.8	4.4	0.1	12.3
Impairment charges—net	1.6	—	—	1.6
Acquisition-related expenses	—	—	1.3	1.3
Total Non-GAAP adjustments	9.4	4.4	1.4	15.2

Non-GAAP income (loss) from operations	$188.1	$31.9	$(18.1)	$201.9
Non-GAAP operating margin %	10.1%	4.9%	nm	8.0%

Depreciation and amortization	$81.3	$26.5	$11.2	$119.0
Capital expenditures	23.0	12.5	30.7	66.2

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Margin Reconciliation

For the Nine Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	U.S. Print and Related Services	International	Corporate	Consolidated
For the Nine Months Ended September 30, 2013
Net sales	$5,673.3	$2,051.7	$—	$7,725.0
Operating expense	5,202.6	1,936.0	138.8	7,277.4
Income (loss) from operations	470.7	115.7	(138.8)	447.6
Operating margin %	8.3%	5.6%	nm	5.8%

Non-GAAP Adjustments
Restructuring charges—net	46.5	11.7	2.0	60.2
Impairment charges—net	14.3	1.0	0.4	15.7
Other charges	4.7	—	—	4.7
Acquisition-related expenses	—	—	2.2	2.2
Total Non-GAAP adjustments	65.5	12.7	4.6	82.8

Non-GAAP income (loss) from operations	$536.2	$128.4	$(134.2)	$530.4
Non-GAAP operating margin %	9.5%	6.3%	nm	6.9%

Depreciation and amortization	$215.4	$78.1	$37.4	$330.9
Capital expenditures	76.3	30.3	33.0	139.6

For the Nine Months Ended September 30, 2012
Net sales	$5,580.8	$1,981.5	$—	$7,562.3
Operating expense	5,097.2	1,881.4	111.7	7,090.3
Income (loss) from operations	483.6	100.1	(111.7)	472.0
Operating margin %	8.7%	5.1%	nm	6.2%

Non-GAAP Adjustments
Restructuring charges—net	58.6	12.3	7.8	78.7
Impairment charges—net	16.6	1.0	1.6	19.2
Acquisition-related expenses	—	—	2.1	2.1
Total Non-GAAP adjustments	75.2	13.3	11.5	100.0

Non-GAAP income (loss) from operations	$558.8	$113.4	$(100.2)	$572.0
Non-GAAP operating margin %	10.0%	5.7%	nm	7.6%

Depreciation and amortization	$252.2	$81.1	$31.6	$364.9
Capital expenditures	77.4	30.5	52.0	159.9

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	2013	2012
Net earnings	$109.8	$198.1
Adjustment to reconcile net earnings to net cash provided by operating activities	438.4	408.3
Changes in operating assets and liabilities	(220.6)	(294.4)
Pension and other postretirement benefits plan contributions	(20.5)	(142.6)
Net cash provided by operating activities	$307.1	$169.4
Capital expenditures	(139.6)	(159.9)
All other cash provided by (used in) investing activities	13.5	(49.9)
Net cash used in investing activities	$(126.1)	$(209.8)
Net cash used in financing activities	$(140.9)	$(27.4)
Effect of exchange rate on cash and cash equivalents	(8.0)	11.0
Net increase (decrease) in cash and cash equivalents	$32.1	$(56.8)
Cash and cash equivalents at beginning of period	430.7	449.7
Cash and cash equivalents at end of period	$462.8	$392.9

Additional Information:
	2013	2012
For the Nine Months Ended September 30:
Net cash provided by operating activities	$307.1	$169.4
Less: capital expenditures	139.6	159.9
Free cash flow	$167.5	$9.5

For the Six Months Ended June 30:
Net cash provided by operating activities	$57.9	$9.9
Less: capital expenditures	84.3	93.7
Free cash flow	$(26.4)	$(83.8)

For the Three Months Ended September 30:
Net cash provided by operating activities	$249.2	$159.5
Less: capital expenditures	55.3	66.2
Free cash flow	$193.9	$93.3

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
For the Three Months Ended September 30, 2013
U.S. Print and Related Services	$1,910.0	$—	$1,910.0
International	704.9	—	704.9
Consolidated	$2,614.9	$—	$2,614.9

For the Three Months Ended September 30, 2012
U.S. Print and Related Services	$1,853.4	$59.3	$1,912.7
International	655.4	—	655.4
Consolidated	$2,508.8	$59.3	$2,568.1

Net sales change
U.S. Print and Related Services	3.1%		(0.1%)
International	7.6%		7.6%
Consolidated	4.2%		1.8%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S. Print and Related Services			—%
International			(1.0%)
Consolidated			(0.3%)

Approximate year-over-year impact of changes in pass-through paper sales
U.S. Print and Related Services			(0.5%)
International			1.6%
Consolidated			—%

Year-over-year impact of the prior year rebate adjustment (1)
U.S. Print and Related Services			(0.2%)
Consolidated			(0.1%)

Net organic sales change (2)
U.S. Print and Related Services			0.6%
International			7.0%
Consolidated			2.2%

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended September 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the three months ended September 30, 2013.

For the three months ended September 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1)	The three months ended September 30, 2012 included an adjustment for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $2.9 million

(2)

Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the prior year rebate adjustment to correct an over-accrual of rebates owed to certain customers

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Nine Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	Reported net sales	Adjustment for net sales of acquired businesses	Pro forma net sales
For the Nine Months Ended September 30, 2013
U.S. Print and Related Services	$5,673.3	$—	$5,673.3
International	2,051.7	—	2,051.7
Consolidated	$7,725.0	$—	$7,725.0

For the Nine Months Ended September 30, 2012
U.S. Print and Related Services	$5,580.8	$193.5	$5,774.3
International	1,981.5	—	1,981.5
Consolidated	$7,562.3	$193.5	$7,755.8

Net sales change
U.S. Print and Related Services	1.7%		(1.7%)
International	3.5%		3.5%
Consolidated	2.2%		(0.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S. Print and Related Services			—%
International			(0.5%)
Consolidated			(0.1%)

Approximate year-over-year impact of changes in pass-through paper sales
U.S. Print and Related Services			(0.6%)
International			1.6%
Consolidated			(0.1%)

Year-over-year impact of the prior year rebate adjustment (1)
U.S. Print and Related Services			(0.4%)
Consolidated			(0.3%)

Net organic sales change (2)
U.S. Print and Related Services			(0.7%)
International			2.4%
Consolidated			0.1%

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the nine months ended September 30, 2013 and 2012 to pro forma net sales as if the 2012 acquisitions took place as of January 1, 2012 for the purposes of this schedule.

There were no acquisitions during the nine months ended September 30, 2013.

For the nine months ended September 30, 2012, the adjustment for net sales of acquired businesses reflects the net sales of EDGAR Online (acquired August 14, 2012), Express Postal Options International (acquired September 6, 2012), Meisel Photographic Corporation (acquired December 17, 2012) and Presort Solutions (acquired December 28, 2012).

(1)	The nine months ended September 30, 2012 included adjustments for over-accruals of rebates owed to certain customers in prior periods that favorably impacted net sales by $22.7 million

(2)

Adjusted for net sales of acquired businesses, the impact of changes in FX rates and pass-through paper sales and the prior year rebate adjustments to correct an over-accrual of rebates owed to certain customers

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended September 30, 2013 and 2012

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$(741.8)	$14.7	$65.4	$27.1	$(849.0)

Adjustments
Income (loss) attributable to noncontrolling interests	(0.1)	3.3	1.1	(1.8)	(2.7)
Income tax expense (benefit)	(4.2)	5.0	35.2	12.6	(57.0)
Interest expense—net	257.7	65.6	65.5	62.8	63.8
Investment and other expense (income)—net	8.3	(0.3)	6.0	3.5	(0.9)
Loss on debt extinguishment (1)	85.9	46.3	—	35.6	4.0
Depreciation and amortization	447.6	106.3	111.0	113.6	116.7
Restructuring, impairment and other charges—net (2)	1,101.2	38.1	19.8	22.7	1,020.6
Acquisition-related expenses (3)	2.6	1.1	0.1	1.0	0.4
Gain on pension curtailment (4)	(3.7)	—	—	—	(3.7)
Total Non-GAAP adjustments	1,895.3	265.4	238.7	250.0	1,141.2

Non-GAAP adjusted EBITDA	$1,153.5	$280.1	$304.1	$277.1	$292.2

Net sales	$10,384.6	$2,614.9	$2,571.6	$2,538.5	$2,659.6
Non-GAAP adjusted EBITDA margin %	11.1%	10.7%	11.8%	10.9%	11.0%

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$(129.1)	$71.4	$88.8	$37.4	$(326.7)

Adjustments
Income (loss) attributable to noncontrolling interests	0.6	(0.2)	0.2	0.5	0.1
Income tax expense (benefit)	18.4	52.2	6.5	11.9	(52.2)
Interest expense—net	249.2	63.7	63.6	60.7	61.2
Investment and other expense (income)—net	3.7	(0.4)	4.8	(1.2)	0.5
Loss on debt extinguishment (1)	12.1	—	—	12.1	—
Depreciation and amortization	494.8	119.0	120.9	125.0	129.9
Restructuring, impairment and other charges—net (2)	605.0	13.9	34.0	50.0	507.1
Acquisition-related expenses (3)	2.3	1.3	0.5	0.3	0.2
Gain on pension curtailment (4)	(38.7)	—	—	—	(38.7)
Acquisition contingent compensation (5)	15.3	—	—	—	15.3
Total Non-GAAP adjustments	1,362.7	249.5	230.5	259.3	623.4

Non-GAAP adjusted EBITDA	$1,233.6	$320.9	$319.3	$296.7	$296.7

Net sales	$10,283.1	$2,508.8	$2,528.6	$2,524.9	$2,720.8
Non-GAAP adjusted EBITDA margin %	12.0%	12.8%	12.6%	11.8%	10.9%

(1)

Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous $1.75 billion unsecured revolving credit agreement.

(2)

Restructuring, impairment and other charges—net: Pre-tax charges for employee termination costs, lease termination and other costs, including charges related to multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of other long-lived assets. The three months ended September 30, 2013 also included pre-tax charges for the recognition of estimated charges related the Company's decision to partially withdraw from certain multi-employer pension plans. The three months ended December 31, 2012 and 2011 also included pre-tax charges for the impairment of goodwill and other intangible assets.

(3)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.

(4)

Gain on pension curtailment: For 2012, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.K. pension plan's assets and obligations that was required with the announced freeze on further benefit accruals as of December 31, 2012. For 2011, a pre-tax gain on pension curtailment was recognized related to the remeasurement of the U.S. pension plans' assets and obligations that was required with the announced freeze on further benefit accruals under all of the U.S. pension plans as of December 31, 2011.

(5)

Acquisition contingent compensation: For 2011, pre-tax expense of $15.3 million was incurred related to contingent compensation earned by prior owners, based on achieving certain volume milestones for the business following its acquisition by the Company.

RR DONNELLEY REPORTS THIRD-QUARTER 2013 RESULTS

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of September 30, 2013, December 31, 2012 and September 30, 2012

(UNAUDITED)

(in millions)

	September 30, 2013	December 31, 2012	September 30, 2012
Total Liquidity (1)	Credit Agreement	Credit Agreement	Previous Credit Agreement
Cash (2)	$462.8	$430.7	$392.9
Committed credit agreement (3)	819.4	1,150.0	1,290.8
	1,282.2	1,580.7	1,683.7
Usage
Borrowings under credit agreement (3)	—	—	344.0
Impact on availability related to outstanding letters of credit	—	38.9	—

Net Available Liquidity	$1,282.2	$1,541.8	$1,339.7

Short-term and current portion of long-term debt	$275.9	$18.4	$364.1
Long-term debt	3,240.1	3,420.2	3,422.3
Total debt	$3,516.0	$3,438.6	$3,786.4

Non-GAAP adjusted EBITDA for the twelve months ended September 30, 2013, December 31, 2012 and September 30, 2012	$1,153.5	$1,229.1	$1,233.6

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	3.0x	2.8x	3.1x

(1)	Liquidity does not include credit facilities of non-U.S. subsidiaries, which are uncommitted facilities.

(2)

Approximately 68% of cash as of September 30, 2013, 85% of cash as of December 31, 2012 and 90% of cash as of September 30, 2012 was located outside of the U.S. During the fourth quarter of 2013, the Company’s foreign subsidiaries are expected to make intercompany payments to the U.S. of approximately $45 million from foreign cash balances as of September 30, 2013. These payments, and additional payments up to approximately $355 million expected to be made in the fourth quarter and in future years, will be made in satisfaction of intercompany obligations. Cash held by foreign subsidiaries may be subject to U.S. or local country income or withholding taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.

(3)

The Company has a $1.15 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires October 15, 2017. The Credit Agreement replaced the Company’s previous $1.75 billion unsecured and committed revolving credit agreement (the “Previous Credit Agreement”) which was due to expire on December 17, 2013. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. There were no borrowings under the Credit Agreement as of September 30, 2013. Based on the Company’s results of operations for the twelve months ended September 30, 2013 and existing debt, the Company would have had the ability to utilize $0.8 billion of the $1.15 billion Credit Agreement and not have been in violation of the terms of the agreement. See the table below for a reconciliation of the stated amount to the current availability as of September 30, 2013, December 31, 2012 and September 30, 2012.

	September 30, 2013	December 31, 2012	September 30, 2012
	Credit Agreement	Credit Agreement	Previous Credit Agreement
Stated amount of the credit agreement	$1,150.0	$1,150.0	$1,750.0
Less: availability reduction from covenants	330.6	—	459.2
Total amount available	819.4	1,150.0	1,290.8

Less: borrowings under the credit agreement	—	—	344.0
Impact on availability related to outstanding letters of credit	—	38.9	—
Availability under the credit agreement	$819.4	$1,111.1	$946.8